EX-99.1


                              LETTER OF TRANSMITTAL

                                   NBTY, INC.

                    OFFER TO EXCHANGE ANY AND ALL OUTSTANDING

                    8-5/8% SENIOR SUBORDINATED NOTES DUE 2007

                                       FOR

               8-5/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B

                        PURSUANT TO THE PROSPECTUS, DATED


--------------------------------------------------------------------------------

              THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK
                CITY TIME, ON ____________, UNLESS EXTENDED (THE
               "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR
            TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

         BY OVERNIGHT DELIVERY:                          BY MAIL:                                BY HAND:
   IBJ Schroder Bank & Trust Company        IBJ Schroder Bank & Trust Company       IBJ Schroder Bank & Trust Company
            One State Street                           P.O. Box 84                           One State Street
           New York, NY 10004                     Bowling Green Station                     New York, NY 10004
   Attn: Securities Processing Window            New York, NY 10274-0084            Attn: Securities Processing Window
          Subcellar One (SC-1)               Attn: Reorganization Operations               Subcellar One (SC-1)
                                                         Department

                         FACSIMILE TRANSMISSION NUMBER:
                                 (212) 858-2611

                              CONFIRM BY TELEPHONE:
                                 (212) 858-2103
                                  -------------

                              FOR INFORMATION CALL:
                                 (212) 858-2103
                                  -------------



         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges that it has received and reviewed the Prospectus, dated ______________ (the "Prospectus"), of NBTY, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer to exchange any and all outstanding 8-5/8% Senior Subordinated Notes Due 2007, Series A (the "Original Notes"), of the Company for a like aggregate principal amount of 8-5/8% Senior Subordinated Notes Due 2007, Series B (the "Exchange Notes," and, together with the Original Notes, the "Notes"), of the Company from the holders ("Holders") thereof (the "Exchange Offer"). The Original Notes were issued on September 23, 1997 (the "Issue Date").

         For each Original Note accepted for exchange, the Holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The terms of the Exchange Notes are identical in all material respects to the Original Notes, except that (i) the Exchange Notes will bear a Series B designation and a different CUSIP Number from the Original Notes, (ii) the issuance of the Exchange Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, the Exchange Notes will not bear legends restricting the transfer thereof, and (iii) holders of the Exchange Notes will not be entitled to certain registration rights relating to the Original Notes. The Exchange Notes, and the Original Notes remaining outstanding after the Exchange Offer, mature on September 15, 2007. Interest on the Exchange Notes issued pursuant to the Exchange Offer will accrue from the last interest payment date on which interest was paid on the Original Notes surrendered in exchange therefor or, if no interest has been paid on the Original Notes, from the Issue Date, and is payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 1998, at the rate of 8-5/8% per annum. Holders whose Original Notes are accepted for exchange will be deemed to have waived the right to receive any interest accrued on the Original Notes. The Exchange Notes will be redeemable, in whole or in part, at the option of the Company, on or after September 15, 2002 at the redemption prices set forth in the Prospectus, plus accrued interest to the date of redemption. See "Description of the Exchange Notes" section of the Prospectus.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company will notify the Exchange Agent (as defined) of any extension by written notice and will mail to the registered holders of Original Notes an announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         The Exchange Offer is not conditioned upon any minimum aggregate principal amount of Original Notes being tendered or accepted for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "The Exchange Offer - Conditions."

         The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Original Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

         This Letter of Transmittal is to be completed by a Holder of Original Notes either if certificates are to be forwarded herewith or if a tender of certificates for Original Notes, if available, is to be made by book-entry transfer to the account maintained by IBJ Schroder Bank & Trust Company (the "Exchange Agent") at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer - Procedures for Tendering" section of the Prospectus. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate numbers and principal amount of Original Notes should be listed on a separate signed schedule affixed hereto.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    DESCRIPTION OF ORIGINAL             1              2               3
            NOTES
------------------------------- ------------- -------------------- -------------
                                                 Aggregate          Principal
   Name(s) and Address(es)       Certificate   Principal Amount      Amount
   of Registered Holder(s)       Number(s)*   of Original Note(s)   Tendered**
------------------------------- ------------- -------------------- -------------
------------------------------- ------------- -------------------- -------------
------------------------------- ------------- -------------------- -------------
------------------------------- ------------- -------------------- -------------
------------------------------- Total-------- -------------------- -------------

--------------------------------------------------------------------------------

* Need not be completed if Original Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the
     Original  Notes indicated   in   column   2.   See      Instruction      2.
--------------------------------------------------------------------------------

| | CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                   ---------------------------------------------

     DTC Participant Number:
                            ----------------------------------------------------

     Account Number:                     Transaction Code Number:
                    ----------------                             ---------------

| | CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):
                                     -------------------------------------------

     Window Ticket Number (if any):
                                   ---------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                        ------------------------

     Name of Institution that Guaranteed Delivery:
                                                  ------------------------------

     If Delivered by Book-Entry Transfer, Complete the Following:

     Account Number:                     Transaction Code Number:
                    ----------------                             ---------------

| | CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:


     Name:
          ----------------------------------------------------------------------

     Address:
             -------------------------------------------------------------------

             -------------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:


Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Original Notes with the full power of substitution to (i) deliver certificates for such Original Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present such Original Notes for transfer on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable from and after the Expiration Date and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes to be received by the undersigned will be acquired in the ordinary course of business of the undersigned, that at the time of the commencement of the Exchange Offer, the undersigned has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the Securities Act and that the undersigned is not an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

The undersigned agrees that acceptance of any tendered Original Notes by the Company and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Company of its obligations under the Exchange and Registration Rights Agreement (as defined in the Prospectus) and that the Company will have no further obligations or liabilities thereunder (except in limited circumstances).

The undersigned also acknowledges as follows: This Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in certain "no-action" letters issued to third parties and unrelated to the Company and the Exchange Offer, and based on such interpretations, the Company believes that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Original Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes in violation of the provisions of the Securities Act. Any Holder who tenders in the Exchange Offer with the intention to participate, or for the purpose of participating, in a distribution of the Exchange Notes could not rely on the position of the staff of the Commission enunciated in such "no-action" letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. Failure to comply with such requirements in such instance may result in such Holder incurring liability under the Securities Act for which the Holder is not indemnified by the Company. The undersigned acknowledges, however, that the Company has not sought its own no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market making or other trading activities, the undersigned represents that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The above-referenced prospectus may be the Prospectus relating to the Exchange Offer only if it contains a plan of distribution with respect to such resale transactions (but need not name the undersigned or disclose the amount of Exchange Notes held by the undersigned).

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Withdrawal of Tenders" section of the Prospectus.

For purposes of this Exchange Offer, the Company shall be deemed to have accepted validly tendered Original Notes when, as and if the Company has given oral and written notice thereof to the Exchange Agent.

The undersigned understands that tenders of the Original Notes pursuant to any one of the procedures described under "The Exchange Offer - Procedures for

Tendering" in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

The undersigned recognizes that under certain circumstances set forth in the Prospectus under "The Exchange Offer - Conditions" the Company will not be required to accept for exchange any of the Original Notes tendered. Original Notes not accepted for exchange or withdrawn will be returned (or, in the case of Original Notes tendered by book-entry transfer through the Book-Entry Transfer Facility, will promptly be credited to an account maintained at the Book-Entry Transfer Facility), without expense, to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below as promptly as practicable after the Expiration Date.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes."

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------------------------
PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete Accompanying Substitute Form W-9)


Dated:  .................................     ..................................

   ......................................     ..................................

   ......................................     ..................................
          Signature(s) by Owner                              Date


Area Code and Telephone Number: ................................................

         If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): .......................................................................

 ................................................................................
                             (Please Type or Print)

Capacity: ......................................................................

Address: .......................................................................

 ................................................................................
                              (Including Zip Code)

                               SIGNATURE GUARANTEE
                         (if required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:........................................................
                                     (Authorized Signature)

 ................................................................................
                                     (Title)

 ................................................................................
                                 (Name and Firm)

 ................................................................................
                                     (Date)







--------------------------------------------------------------------------------


-----------------------------------------------------          ---------------------------------------------------

           SPECIAL ISSUANCE INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 3 and 4)                                      (See Instructions 3 and 4)

       To  be  completed  ONLY if certificates for                  To be  completed ONLY if  certificates for
Original Notes not exchanged and/or Exchange Notes             Original  Notes not exchanged  and/or  Exchange
are to be issued in the name of and sent to someone            Notes  are to be sent to someone other than the
other than the person or persons whose signature(s)            person or persons whose  signature(s) appear(s)
appear(s) on this  Letter of  Transmittal above, or            on this Letter of Transmittal  above or to such
if Original Notes delivered  by book-entry transfer            person or persons at an address other than shown
that  are  not  accepted  for  exchange  are  to be            in the box entitled "Description of Original Notes"
returned by credit to an account maintained at  the            on this Letter of Transmittal above.
Book-Entry Transfer Facility other than the account
indicated above.

Issue:  Exchange Notes and/or Original Notes to:               Issue:  Exchange Notes and/or Original Notes to:


Name(s): .........................................             Name(s): .........................................
               (Please Type or Print)                                        (Please Type or Print)

 ..................................................             ..................................................
               (Please Type or Print)                                        (Please Type or Print)

Address:..........................................             Address:..........................................

 ..................................................             ..................................................
                     (Zip Code)                                                    (Zip Code)

           (Complete Substitute Form W-9)                      Taxpayer Identification Number:...................

   Credit unexchanged Original Notes delivered by
      book-entry transfer to the Book-Entry
  Transfer Facility account set forth below at the
               Depository Trust Company.

--------------------------------------------------
           (Book-Entry Transfer Facility
           Account Number, if applicable)

--------------------------------------------------            ---------------------------------------------------


IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                  INSTRUCTIONS

                 Forming Part of the Terms and Conditions of the
                   Exchange Offer for any and all outstanding
                    8-5/8% Senior Subordinated Notes Due 2007
                                 in Exchange for
               8-5/8% Senior Subordinated Notes Due 2007, Series B
                                  of NBTY, Inc.


1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES.

         This Letter of Transmittal is to be completed by Holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer - Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Original Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

         Holders whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures (i) such entry must be made through an Eligible Institution, (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, setting forth the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Original Notes, or a Book-Entry Confirmation, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Original Notes, in proper form for transfer, or Book-Entry Confirmation as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

         The method of delivery of this Letter of Transmittal, the Original Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Original Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2.       TENDER BY HOLDER; PARTIAL TENDERS.

         Only a Holder of Original Notes may tender such Original Notes in the Exchange Offer. Any beneficial owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered Holder promptly and instruct such registered Holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter of Transmittal and delivering such owner's Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such owner's name or obtain a properly completed bond power from the registered Holder. The transfer of registered ownership may take considerable time.

         Tenders of Original Notes will be accepted only in denominations of $1,000 or integral multiples thereof. If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled "Description of Original Notes - Principal Amount Tendered." A reissued certificate representing the balance of nontendered Original Notes will be sent to such tendering Holder (except in the case of book-entry tenders), unless otherwise provided in the appropriate box on this Letter of Transmittal promptly after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES OF THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Original Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         ENDORSEMENTS ON CERTIFICATES FOR ORIGINAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM THAT IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

         SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE ORIGINAL NOTES ARE TENDERED: (i) BY A REGISTERED HOLDER OF ORIGINAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH ORIGINAL NOTES TENDERED) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL, OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.        SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5.        TAX IDENTIFICATION NUMBER

         Federal income tax law generally requires that a tendering holder whose Original Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Original Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering holder of Original Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.        TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Original Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Original Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Original Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

7.        WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       NO CONDITIONAL TENDERS; WITHDRAWAL OF TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes, nor shall any of them incur any liability for failure to give any such notice.

         Tenders of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus for a description of the procedures to be followed in such a situation.

9.       MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL NOTES.

         Any holder whose Original Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.



--------------------------------------- ----------------------------------------- ------------------------------------

                                        Part 1-PLEASE PROVIDE YOUR TIN IN THE
SUBSTITUTE                              BOX AT RIGHT AND CERTIFY BY  SIGNING       ---------------------
                                        AND DATING BELOW                           Social Security Number
FORM W-9
Department of the Treasury                                                        or
                                                                                     -------------------
                                                                                     Employer Identification Number


                                                                                  or
                                                                                     --------------------
                                                                                     Individual Taxpayer Identification
                                                                                     Number
                                        ----------------------------------------- ----------------------------------------
Payer's  Request  for  Taxpayer         PART  2-Check the box if you are NOT subject to backup withholding under the
Identification  Number (TIN)            provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because (1)
                                        you have not been  notified that you are subject to backup  withholding  as a result of failure to report all interest or dividends or (2) the IRS has notified you that you are no  longer  subject  to backup withholding.
                                        ----------------------------------------------------------------------------------

                                        CERTIFICATION-UNDER THE PENALTIES OF PERJURY,  I
                                        CERTIFY THAT THE INFORMATION PROVIDED ON THIS          Part 3 |  |
                                        FORM IS TRUE, CORRECT AND COMPLETE.

                                                                                               Awaiting TIN - |  |
                                        SIGNATURE                   DATE
                                                  ----------------       -------------

--------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACK-UP WITHHOLDING OF 31% OF ALL REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
                       IF YOU CHECKED THE BOX IN PART 3 OF
                               SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor, 31% of all payments made to me pursuant to the Exchange Offer shall be retained until I provide a taxpayer identification number to the payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a number.

                                            DATE:
--------------------------------------           -------------------------------
              Signature

--------------------------------------------------------------------------------

                        OFFER FOR ANY AND ALL OUTSTANDING
                    8-5/8% SENIOR SUBORDINATED NOTES DUE 2007
                                 IN EXCHANGE FOR
               8-5/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B
                                  OF NBTY, INC.
                           PURSUANT TO THE PROSPECTUS
                              DATED
                                   ------------------

--------------------------------------------------------------------------------

              THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK
                      CITY TIME, ON , UNLESS EXTENDED (THE
               "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR
            TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
               WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS
                                    POSSIBLE.

--------------------------------------------------------------------------------


--------------------------

To Brokers, Dealers, Commercial Banks,
   Trust Companies and Other Nominees:


         We are enclosing herewith the materials listed below relating to the offer by NBTY, Inc. (the "Company") to exchange, upon the terms and subject to the conditions set forth in the Prospectus dated ____________ (the "Prospectus), and in the related Letter of Transmittal (the "Letter of Transmittal," together with the Prospectus, the "Exchange Offer"), any and all outstanding 8-5/8% Senior Subordinated Notes Due 2007 (the "Original Notes"), of the Company for a like aggregate principal amount of 8-5/8% Senior Subordinated Notes Due 2007, Series B (the "Exchange Notes"), of the Company. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         Enclosed herewith are copies of the following documents:

          1.   The Prospectus;

          2. The Letter of Transmittal for your use and for the information of your clients, together with guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

          3. Notice of Guaranteed Delivery to be used to accept the Exchange Offer if the Original Notes and all other required documents cannot be delivered on or prior to the Expiration Date;

          4.  Instruction  to  Registered  Holder  and/or  Book-Entry   Transfer
              Participant from Beneficial Owner; and

          5. A form of letter that may be sent to your clients for whose account you hold the Original Notes in your name or in the name of a nominee, accompanying the instruction form referred to above, for obtaining such clients' instructions with regard to the Exchange Offer.

         The Exchange Offer is not conditioned upon any minimum number of Original Notes being tendered.

         Pursuant to the Letter of Transmittal, each holder of Original Notes will represent to the Company that (i) any Exchange Notes acquired by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer, it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")), of the Exchange Notes in violation of the Securities Act, (iii) it is not an "affiliate" (as defined in Rule 405 promulgated under the Securities Act) of the Company, (iv) if such holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of Exchange Notes, and (v) if such holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market making or other trading activities, that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.




                                            Very truly yours,





                                            -------------------------
                                            Harvey Kamil
                                            Secretary

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


Guidelines for Determining the Proper Identification Number to Give the Payor - Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. Individual Taxpayer Identification numbers have nine digits and are used solely for tax purposes by individuals who are required to have a taxpayer identification number but who do not have one and are not eligible to obtain a Social Security number. The table below will help determine the number to give the Payor.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Give the
                                Give the IDENTIFICATION                                               IDENTIFICATION
For this type of account        number of                          For this type of account           number of
------------------------------------------------------------------------------------------------------------------------------------

1. An individual's account      The individual                     8.   Sole proprietorship account   The Owner (4)

2. Two or more individuals      The actual owner of the            9.   A valid trust, estate, or     Legal entity (Do not
   (joint account)              account or, if combined funds,          pension trust                 furnish the identifying
                                any one of the individuals (1)          funds, any one of the         number of the personal
                                                                                                      representative or
                                                                                                      trustee unless the legal
                                                                                                      entity itself is not
                                                                                                      designated in the
                                                                                                      account title.)(5)

3. Husband and wife (joint      The actual owner of the             10. Corporate account             The Corporation
   account)                     account or, if joint funds, either
                                person (1)

4. Custodian account of a       The minor (2)                       11. Religious,charitable, or      The organization
   a minor (Uniform Gift to                                             educational organization
   Minors Act)                                                          account

5. Adult and minor (joint       The adult or, if the minor is the   12. Partnership account held in   The partnership
   account)                     only contributor, the minor (1)         the name of the business


6. Account in the name of       The ward, minor, or                 13. Association, club or other    The organization
   guardian or committee for    incompetent person (3)                  tax-exempt organization
   a designated ward, minor,
   or incompetent person

7. a. The usual revocable       The grantor-trustee (1)             14. A broker or registered        The broker or nominee
      savings trust account                                             nominee
      (grantor is also trustee)

   b. So-called trust account   The actual owner (1)                15. Account with the              The public entity
      that is not a legal or                                            Department of Agriculture
      valid trust under State                                           in the name of a public
      law                                                               entity (such as a State or
                                                                        local governmental school
                                                                        district or prison) that
                                                                        receives agricultural
                                                                        program payments
------------------------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


Obtaining a Number
If you don't have a taxpayer identification number or you    .          Payments of tax-exempt  interest  (including exempt interest
don't know your number, obtain Form SS-5, Application for               dividends under section 852).
Social Security Number Card, Form W-7, Application for
Individual Taxpayer Identification Number, or Form SS-4,     .          Payments  described  in section  6049(b)(5)  to  nonresident
Application for Employer Identification Number, at the                  aliens.
local office of the Social Security Administration or the
Internal Revenue Service and apply for a number.             .          Payments on tax-free covenant bonds under section 1451.

Payees Exempt from Backup Withholding                        .          Payments made to a nominee.
Payees specifically exempted from backup withholding on ALL
payments include the following:                              Exempt payees  described  above should file Form W-9 to avoid  possible
 .          A corporation.                                    erroneous backup  withholding.  FILE THIS FORM WITH THE PAYER,  FURNISH
 .          A financial institution.                          YOUR TAXPAYER  IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE
 .          An organization exempt from tax under section     FORM,  AND  RETURN  IT TO THE  PAYER.  IF THE  PAYMENTS  ARE  INTEREST,
           501(a), or an individual retirement plan.         DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
 .          The United States or any agency or
           instrumentality thereof.                          Certain  payments  other  than  interest,   dividends,   and  patronage
                                                             dividends  that are not subject to  information  reporting are also not subject to backup withholding.  For details,  see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

                                                             Privacy Act Notice. - Section 6109 requires most recipients of dividend interest, or other payments to give taxpayer  identification numbers to payers who must report the  payments  to IRS.  IRS uses the numbers for identification  purposes.  Payers must be given the numbers  whether or not recipients are required to file tax returns.  Beginning  January 1,
                                                             1993, payers must generally withhold 31% of taxable interest, dividend, and certain  other  payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

 .         A State, the District of Columbia, a possession     Penalties
          of the United States, or any subdivision or         (1)   Penalty for Failure to Furnish Taxpayer
          instrumentality thereof.                            Identification Number. - If you fail to furnish your
 .         A foreign government, a political subdivision of    taxpayer identification number to a payer, you are
          a foreign government, or any agency or              subject to a penalty of $50 for each such failure unless
          instrumentality Thereof.                            your failure is due to reasonable cause and not to
                                                              willful neglect.
                                                              (2)   Civil Penalty for False Information With Respect to
                                                              Withholding. - If you make a false statement with no
 .         An international organization or any agency, or     reasonable basis which results in no imposition of backup
          instrumentality thereof.                            withholding, you are subject to a penalty of $500.
                                                              (3)   Criminal Penalty for Falsifying Information. -
                                                              Falsifying certifications or affirmations may subject you
 .         A registered dealer in securities or commodities    to criminal penalties including fines and/or imprisonment.
          registered in the U.S. or a possession of the U.S.  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR
                                                              THE INTERNAL REVENUE SERVICE.
 .         A real estate investment trust.

 .         A common trust fund operated by a bank under
          section 584(a).
 .         An exempt charitable remainder trust, or a
          non-exempt trust described in section 4947(a)(1).
 .         An entity registered at all times under the
          Investment Company Act of 1940.
 .         A foreign central bank of issue.
Payments of dividends and patronage dividends not
generally subject to backup withholding include the
following:
 .         Payments to nonresident aliens subject to
          withholding under section 1441.
 .         Payments to Partnerships not engaged in a trade
          or business in the U.S. and which have at least one
          nonresident partner.
 .         Payments of patronage dividends where the account
          received is not paid in money.
 .         Payments made by certain foreign organizations.
 .         Payments made to a nominee.
Payments of interest not generally subject to
backup withholding include the following:
 .         Payments of interest on obligations issued by
          individuals.  Note: You may be subject to backup
          withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have
          not provided your correct taxpayer identification number to the payer.


                          NOTICE OF GUARANTEED DELIVERY

                                   NBTY, INC.

                        OFFER FOR ANY AND ALL OUTSTANDING

                    8-5/8% SENIOR SUBORDINATED NOTES DUE 2007

                                 IN EXCHANGE FOR

               8-5/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B

                        PURSUANT TO THE PROSPECTUS DATED
                                                        ---------


As set forth in the Prospectus ______________ dated (as the same may be amended from time to time, the "Prospectus") of NBTY, Inc. (the "Company") under the caption "The Exchange Offer - Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange any and all outstanding 8-5/8% Senior Subordinated Notes due 2007 (the "Original Notes"), of the Company for a like aggregate principal amount of 8-5/8% Senior Subordinated Notes Due 2007, Series B (the "Exchange Notes"), of the Company from the holders ("Holders") thereof if (i) certificates representing the Original Notes to be exchanged are not immediately available or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date (as defined below). This form, properly completed and duly executed, may be delivered by mail or hand delivery or transmitted, via facsimile, to IBJ Schroder Bank & Trust Company (the "Exchange Agent") as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

 ------------------------------------------------------------------------------
|                                                                              |
|THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________ | | UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR |
|           TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.          |
 ------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

         BY OVERNIGHT DELIVERY:                            BY MAIL:                              BY HAND:
    IBJ Schroder Bank & Trust Company         IBJ Schroder Bank & Trust Company        IBJ Schroder & Trust Company
            One State Street                             P.O. Box 84                         One State Street
           New York, NY 10004                       Bowling Green Station                   New York, NY 10004
   Attn: Securities Processing Window              New York, NY 10274-0084              Attn: Securities Processing
          Subcellar One (SC-1)                 Attn: Reorganization Operations                    Window
                                                          Department                       Subcellar One (SC-1)


                         FACSIMILE TRANSMISSION NUMBER:
                                 (212) 858-2611

                              CONFIRM BY TELEPHONE:
                                 (212) 858-2103

                              FOR INFORMATION CALL:
                                 (212) 858-2103

         Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures."


         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE

---------------------------------------------------------------------------------------------------------------------

Signatures of Registered Holder(s) or Authorized            Date:.....................................
Signatory: ........................................



 ...................................................         Address: .................................


 ...................................................         ..........................................


Name(s) of Registered Holder(s):...................         Area Code and Telephone No.:..............


 ...................................................         If Notes will be delivered by book-entry transfer, check
                                                            trust company below:

 ...................................................


 ...................................................

                                                              _
Principal Amount of Original Notes Tendered:.......          | |   The Depository Trust Company
                                                              -
                                                                   Depository Account No.:...........................
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Original Notes or on a security position listing as the owner of Original Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
        ------------------------------------------------------------------------

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Capacity:
        ------------------------------------------------------------------------

Address(es):
            --------------------------------------------------------------------

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Do not send Original Notes with this form.  Original Notes should be sent to the
Exchange Agent together with a properly completed and duly executed Letter of Transmittal.
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                                    GUARANTEE
                    (Not to be used for signature guarantee)

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed letter of Transmittal (or a facsimile thereof), together with certificates representing the Original Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering"), and required documents will be deposited by the undersigned with the Exchange Agent.

Name of Firm:
             --------------------------        --------------------------------
                                                      Authorized Signature

Address:                                       Name:
        -------------------------------             ----------------------------

                                               Title:
                                                     ---------------------------

Area Code and Telephone No.                    Date:
                           -----------               ---------------------------
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           DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ACTUAL SURRENDER
               OF ORIGINAL NOTES MUST BE MADE PURSUANT TO, AND BE
            ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED
             LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                  INSTRUCTION TO REGISTERED HOLDER AND/OR BOOK-
                ENTRY TRANSFER PARTICIPANT FROM BENEFICIAL OWNER
                                       FOR
               TENDER OF 8-5/8% SENIOR SUBORDINATED NOTES DUE 2007
                                 IN EXCHANGE FOR
               8-5/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B
                                  OF NBTY, INC.

--------------------------------------------------------------------------------
         THE EXCHANGE OFFER WIL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
           ON ______________ UNLESS EXTENDED (THE "EXPIRATION DATE").
              ORIGINAL NOTES TENDERED IN THE EXCHANGE OFFER MAY BE
              WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

--------------------------------------------------------------------------------

Registered Holder and/or Participant of the Book-Entry Transfer Facility:

         The undersigned hereby acknowledges receipt of the Prospectus dated ______________ (the "Prospectus") of NBTY, Inc., a Delaware corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange any and all outstanding 8-5/8% Senior Subordinated Notes Due 2007 (the "Original Notes"), of the Company for a like aggregate principal amount of 8-5/8% Senior Subordinated Notes Due 2007, Series B (the "Exchange Notes"), of the Company. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         This will instruct you, the registered holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Original Notes held by you for the account of the undersigned.

         The aggregate face amount of the Original Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

         $________________  of the 8-5/8%  Senior  Subordinated  Notes Due 2007.

         With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK THE APPROPRIATE BOX):

   | | To TENDER the following Original Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF ORIGINAL NOTES TO BE TENDERED (IF
ANY): $______________________

   | | NOT TO TENDER any Original Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Original Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including, but not limited to, the representations that (i) any Exchange Notes to be received by the undersigned will be acquired in the ordinary course of business of the undersigned, (ii) at the time of commencement of the Exchange Offer, the undersigned had no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of the Exchange Notes in violation of the Securities Act, (iii) the undersigned is not an "affiliate" (as defined in Rule 405 promulgated under the Securities Act) of the Company,
(iv) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, the distribution of Exchange Notes, and
(v) if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market making or other trading activities, that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


                                    SIGN HERE

Name of beneficial owner(s):
                            ----------------------------------------------------

Signature(s):
             -------------------------------------------------------------------

Name(s) (please print):
                       ---------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Telephone Number:
                 ---------------------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

Date:
      --------------------------------------------------------------------------

                        OFFER FOR ANY AND ALL OUTSTANDING
                    8-5/8% SENIOR SUBORDINATED NOTES DUE 2007
                                 IN EXCHANGE FOR
               8-5/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B
                                  OF NBTY, INC.


                                                                 ---------------

TO OUR CLIENTS:


         Enclosed for your consideration is the Prospectus dated __________ (as the same may be amended from time to time, the "Prospectus") and a related Letter of Transmittal (the "Letter of Transmittal," together with the Prospectus, the "Exchange Offer") relating to the offer by NBTY, Inc. (the "Company") to exchange any and all outstanding 8-5/8% Senior Subordinated Notes Due 2007 (the "Original Notes"), of the Company for a like aggregate principal amount of 8-5/8% Senior Subordinated Notes Due 2007, Series B (the "Exchange Notes"), of the Company.

         Please Note that the Exchange Offer will expire at 5:00 p.m., New York City time, on ________________ unless extended.

         The Exchange Offer is not conditioned upon any minimum number of Original Notes being tendered.

         We are the registered holder of the Original Notes held by us for your account. A tender of any such Original Notes can be made only by us as the registered holder and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Original Notes held by us for your account.

         Accordingly, we request instructions as to whether you wish us to tender any or all of the Original Notes held by us for your account, pursuant to the terms and conditions set forth in the Exchange Offer. We also request that you confirm that we may on your behalf make the representations contained in the Letter of Transmittal that are to be made with respect to you as beneficial owner.

         Pursuant to the Letter of Transmittal, each holder of Original Notes will represent to the Company that (i) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer, it has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")), of the Exchange Notes in violation of the Securities Act, (iii) it is not an "affiliate" (as defined in Rule 405 promulgated under the Securities Act) of the Company, (iv) if such holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of Exchange Notes, and (v) if such holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market making or other trading activities, that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.



                                      Very truly yours,